UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2003

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-1800515
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5456 McConnell Avenue, Los Angeles, CA	90066
(Address of principal executive offices)	(Zip Code)

(310) 827-2737

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure

     On May 13, 2003, Mercury Air Group, Inc. (the “Company”) issued a press release and reported the operational results for the three and nine-month periods ended March 31, 2003. See exhibit 99.1 for the press release.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 13, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003	MERCURY AIR GROUP, INC.

By:
/s/ Joseph A. Czyzyk

Joseph A. Czyzyk Chief Executive Officer

Date: May 15, 2003	MERCURY AIR GROUP, INC.

By:
/s/ Robert Schlax

Robert Schlax Chief Financial Officer (Principal Financial Officer)